Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CBRL Group, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended October 27, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence E. White, Senior Vice President-Finance and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: December 6, 2006                    By: /s/ Lawrence E. White
              Lawrence E. White,
              Senior Vice President, Finance and
              Chief Financial Officer